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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 25, 2000


                                TAB PRODUCTS CO.
             (Exact name of registrant as specified in its charter)

                          ----------------------------

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           Delaware                    001-07736                94-1190862
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)
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                                2130 GOLD STREET
                                 P.O. BOX 649061
                         SAN JOSE, CALIFORNIA 95164-9061
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (408) 586-1600



                1400 Page Mill Road, Palo Alto, California 94304
           ---------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 25, 2000, the Registrant acquired certain operating assets and assumed certain liabilities and obligations of Docucon, Incorporated, a Delaware corporation ("Docucon"), constituting the San Antonio, Texas electronic imaging conversion services center (collectively, the "Acquisition"), pursuant to the terms of an Asset Purchase Agreement, dated as of March 7, 2000 (the "Agreement"), by and among the Registrant, Bunt Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant, and Docucon. A copy of the Agreement is included herein as Exhibit 2.1. The Registrant intends to integrate such operating assets into its business operations and intends to continue the operation located in San Antonio, Texas.

         Under the Agreement, the purchase price paid was approximately $2,800,000, and the liabilities and obligations assumed were valued at about $2,300,000. The purchase price is subject to adjustments thirty (30) days after the closing based on the total net value of the assets acquired, as set forth in a closing balance sheet. The consideration for the Acquisition was determined through arms-length negotiation, and the cash portion of the purchase price was paid partially by cancellation of indebtedness owing to the Registrant of approximately $1,100,000 and the balance of about $1,700,000 was paid out of funds from the working capital of the Registrant.

         There were no material relationships between Docucon and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer prior to the Acquisition.

         On June 5, 2000, the Registrant announced the consummation of the Acquisition. A copy of the press release is included herein as Exhibit 99.1.

ITEM 5.  OTHER EVENTS

         On May 22, 2000, the Registrant relocated its headquarters from 1400 Page Mill Road, Palo Alto, California 94304 to 2130 Gold Street, P.O. Box 649061, San Jose, California 95164.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) The Registrant intends to file the required financial statements on or before August 8, 2000.

         (b) The Registrant intends to file the required pro forma financial information on or before August 8, 2000.


         (c)   Exhibits.

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

Exhibit No.              Description
-----------              -----------
       2.1               Asset Purchase Agreement, dated as of March 7, 2000, by
                         and among the Registrant, and Bunt Acquisition
                         Corporation, a Delaware corporation and
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

Exhibit No.              Description
-----------              -----------

                         wholly-owned subsidiary of Registrant, on the one hand, and Docucon, Incorporated, a Delaware corporation, on the other hand.

      99.1               Registrant press release dated June 5, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TAB PRODUCTS CO.


Date: June 9, 2000                          By:  /s/ David J. Davis
                                                -------------------
                                                  David J. Davis
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX
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

Exhibit No.              Description
-----------              -----------
       2.1               Asset Purchase Agreement, dated as of March 7, 2000, by
                         and among the Registrant, and Bunt Acquisition
                         Corporation, a Delaware corporation and wholly-owned subsidiary of Registrant, on the one hand, and Docucon, Incorporated, a Delaware corporation, on the other hand.

      99.1               Registrant press release dated June 5, 2000.

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